                    AMENDED AND RESTATED SECOND AMENDMENT TO
                         AGREEMENT OF PURCHASE AND SALE



         THIS AMENDED AND RESTATED SECOND AMENDMENT TO AGREEMENT OF
PURCHASE AND SALE (this "AMENDMENT") is executed effective as of the 11th day of December, 1998 by and between LINCOLN-WHITEHALL REALTY, L.L.C., a Delaware limited liability company, LINCOLN-WHITEHALL PACIFIC, L.L.C., a Delaware limited liability company, WHLNF REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership, and WHSUM REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership (each, "SELLER", and collectively, "SELLERS") and AMERICAN INDUSTRIAL PROPERTIES REIT, a Texas real estate investment trust ("PURCHASER").

         Purchaser and Sellers have entered into that certain Agreement of Purchase and Sale dated effective November 12, 1998, providing for the purchase and sale of those certain real properties comprising the "Lincoln-Whitehall Portfolio," as more particularly described therein (the "ORIGINAL AGREEMENT"). Effective November 23, 1998, Sellers and Purchaser executed that certain Amendment to Agreement of Purchase and Sale ("FIRST AMENDMENT") which amended the Original Agreement in certain respects. Effective December 11, 1998, Sellers and Purchaser executed that certain Second Amendment to Agreement of Purchase and Sale ("SECOND AMENDMENT") which amended the Original Agreement, as amended by the First Amendment, in certain respects. Sellers and Purchaser now desire to amend and restate the Second Amendment in its entirety by executing this Amendment. The Original Agreement, as amended by the First Amendment and by this Amendment, is hereinafter collectively referred to as the "AGREEMENT." Purchaser and Sellers desire to amend the Original Agreement as hereinafter provided.

         NOW, THEREFORE, in consideration of the premises and the covenants and agreements herein provided and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Due Diligence Period. The reference to "December 11, 1998" contained in the definition of "Due Diligence Period" (as defined in Section 1.1 of the Agreement) is hereby amended to be and read "December 22, 1998."

         2. Second Deposit Date. The reference to "December 11, 1998" contained in the definition of "Second Deposit Date" (as defined in Section 1.1 of the Agreement) is hereby amended to be and read "December 22, 1998."

         3.                Purchase Price. The Purchase Price (as defined in
                           Section 2.2(a)) is hereby amended to be and read One Hundred Thirty-Seven Million Eight Hundred Thousand and no/100 Dollars ($137,800,000.00).

         4. Defined Terms. Terms defined in the Original Agreement, as amended by the First Amendment, shall have the same meaning when used in this Amendment.


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         5.                Ratification of Agreement. Except as provided
                           otherwise in this Amendment, the Original Agreement, as amended by the First Amendment, shall continue in full force and effect in accordance with its terms.

         6. Counterparts. This Amendment may be executed in multiple identical counterparts and when taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first written above.

                       PURCHASER:

                       AMERICAN INDUSTRIAL PROPERTIES REIT,
                       a Texas real estate investment trust



                       By:    /s/ MARC A. SIMPSON
                              ------------------------------------
                       Name:      Marc A. Simpson
                              ------------------------------------
                       Title:     Sr. V-P
                              ------------------------------------


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                      SELLERS:

                      LINCOLN-WHITEHALL REALTY, L.L.C.,
                      a Delaware limited liability company

                      By: Whitehall Street Real Estate Limited
                          Partnership V,
                          Member

                          By: WH Advisors, L.P. V
                              General Partner

                              By: WH Advisors, Inc., V,
                                  General Partner

                                  By:     /s/ DAVID M. WEIL
                                          ------------------------------------
                                  Name:   David M. Weil
                                          ------------------------------------
                                  Title:  Vice President
                                          ------------------------------------


                      LINCOLN-WHITEHALL PACIFIC, L.L.C.,
                      a Delaware limited liability company

                      By: Lincoln-Whitehall Realty, L.L.C.
                          Member

                          By: Whitehall Street Real Estate Limited Partnership
                              V,
                              Member

                              By: WH Advisors, L.P. V,
                                  General Partner

                                  By: WH Advisors, Inc., V,
                                      General Partner

                                      By:    /s/ DAVID M. WEIL
                                             ---------------------------------
                                      Name:  David M. Weil
                                             ---------------------------------
                                      Title: Vice President
                                             ---------------------------------

                      WHLNF REAL ESTATE LIMITED PARTNERSHIP,
                      a Delaware limited partnership

                      By: WHLNF Gen-Par, Inc.,
                          General Partner

                          By:     /s/ DAVID M. WEIL
                                  ------------------------------------
                          Name:   David M. Weil
                                  ------------------------------------
                          Title:  Vice President
                                  ------------------------------------

                      WHSUM REAL ESTATE LIMITED PARTNERSHIP,
                      a Delaware limited partnership

                      By: WHSUM Gen-Par, Inc.,
                          General Partner

                          By:     /s/ DAVID M. WEIL
                                  ------------------------------------
                          Name:   David M. Weil
                                  ------------------------------------
                          Title:  Vice President
                                  ------------------------------------